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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 9, 2002

                        Crown Castle International Corp.
             (Exact Name of Registrant as Specified in its Charter)

      Delaware                      0-24737                    76-0470458
  (State or Other               (Commission File              (IRS Employer
  Jurisdiction of                    Number)                  Identification
   Incorporation)                                                Number)

                                510 Bering Drive
                                    Suite 500
                                Houston, TX 77057
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (713) 570-3000

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         This document includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
 Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position
                        are forward-looking statements.
         These forward-looking statements are subject to numerous risks and uncertainties.

Item 9. Regulation FD Disclosure

On May 9, 2002, the Company issued a press release disclosing its financial results for first quarter 2002. In the press release, the Company also included its current guidance through 2004. As revised, the following table sets forth the Company's current 2002 to 2004 guidance (dollars in millions):


                                                                    2002             2003              2004
                                                                    ----             ----              ----
Site Rental and Broadcast Transmission Revenue                   $657 - 682        $810 - 840       $950 - 1000
Tower Gross Profit**                                              405 - 450         510 - 560        620 - 690
Service Gross Profit**                                             50 - 60           60 - 70          65 - 75
Total G&A                                                          86 - 96           83 - 92          88 - 97
EBITDA                                                            369 - 399         480 - 530        595 - 655
Capital Expenditures***                                           350 - 450         350 - 450        250 - 350
Interest Expense                                                  280 - 310         280 - 315        330 - 370
Cash Interest Expense                                             180 - 200         195 - 220        295 - 325
US tower builds                                                   250 - 350         450 - 550        450 - 550
UK tower builds                                                   450 - 550         450 - 550        350 - 450
    **  Gross Profit is defined as Net Revenue less Cost of Operations
    *** 2002 Capital Expenditures includes $71 million payments to BT in 2002 and 2003


                           Forward-Looking Statements

This document contains numerous forward-looking statements, based on management's current beliefs and assumptions. The forward-looking statements involve expectations, projections and estimates regarding the wireless industry or Crown Castle International Corp. (including its subsidiaries), including expectations, projections and estimates regarding: (i) revenues (including site rental and broadcast transmission revenue), (ii) tower gross profit, (iii) service gross profit, (iv) general and administrative expenses, (v) EBITDA, (vi) capital expenditures, (vii) interest expense (including cash interest expense), and (viii) towers to be built.


Such forward-looking statements are subject to numerous risks, uncertainties andassumptions, including (i) those relating to the matters described above,
(ii) those included in the Company's filings with the Securities and Exchange Commission, and (iii) the following:

     . Demand for towers and wireless communication sites may be lower or slower than anticipated for numerous reasons, including reduced carrier expansion, carrier consolidation, network sharing, technology development, or RF health concerns

     . Demand for wireless communications may be lower or slower than anticipated for numerous reasons, including slow customer adoption rates of 2.5/3G and other technologies

     . Our strategy may be more difficult to implement than anticipated due to financial or other reasons, including our significant amount of indebtedness, or reduced cash flow as a result of reduced revenues or increased operating costs, interest rates or capital expenditures

Should one or more of these risks materialize, or should any underlying assumption prove incorrect, actual results may vary materially from those projected in the forward-looking statements. The Company assumes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CROWN CASTLE INTERNATIONAL CORP.

                                        by    /s/ E. Blake Hawk
                                           ------------------------------
                                           Name:  E. Blake Hawk
                                           Title: Executive Vice President

Date: May 13, 2002

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